SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of report (Date of earliest event reported) :              July 25, 2002


                               KEYSPAN CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                                    New York
                 (State or Other Jurisdiction of Incorporation)


        1-14161                                          11-3431358
(Commission File Number)                       (IRS Employer Identification No.)

175 East Old Country Road, Hicksville, New York                   11801
One MetroTech Center, Brooklyn, New York                          11201
(Address of Principal Executive Offices)                       (Zip Code)

                           (516) 755-6650 (Hicksville)
                            (718) 403-1000 (Brooklyn)
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

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Cautionary Language Concerning Forward-Looking Statements
---------------------------------------------------------

         Certain statements contained herein are forward-looking statements, which reflect numerous assumptions and estimates and involve a number of risks and uncertainties. For these statements, we claim the protection of the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995.

         There are possible developments that could cause our actual results to differ materially from those forecast or implied in the forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which are current only as of the date of this filing. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

         Among the factors that could cause actual results to differ materially are: general economic conditions, especially in the Northeast United States; available sources and costs of fuel; volatility of energy prices in a deregulated market environment as well as in the source of natural gas and fuel used to generate electricity; potential write-down of our investment in natural gas properties when natural gas prices are depressed or if we have significant downward revisions in our estimated proved gas reserves; federal and state regulatory initiatives that increase competition, threaten cost and investment recovery and impact rate structure; our ability to successfully reduce our cost structures; implementation of new accounting standards; the degree to which we develop unregulated business ventures, as well as federal and state regulatory policies affecting our ability to retain and operate those business ventures; our ability to identify and make complementary acquisitions, as well as the successful integration of those acquisitions; inflationary trends and interest rates; and risks detailed from time to time in reports and other documents filed by us with the Securities and Exchange Commission.

Item 5.           Other Events.
                  ----- ------

     On July 25, 2002, KeySpan Corporation ("the Company") issued a press release concerning, among other things, its earnings for the quarter ended June 30, 2002.

     The Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.
             --------- ----------- --- ----- --------- ----------- --- --------

         (c)      Exhibits

                  (1)      Press Release of the Company dated July 25, 2002.





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Item 9.           Regulation FD Disclosure
                  ---------- -- ----------


         On July 25, 2002 the Company held a telephonic meeting with investors and analysts to discuss, among other things, its earnings for the quarter ended June 30, 2002. A copy of the script for this meeting is attached hereto as
Exhibit 99.2 and is incorporated herein by reference.










































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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 KEYSPAN CORPORATION

Dated: July 25, 2002                        By:  /s/Gerald Luterman
                                                 -----------------------------
                                          Name:  Gerald Luterman
                                          Title: Executive Vice President and
                                                 Chief Financial Officer
















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                                INDEX TO EXHIBITS
                                -----------------


Exhibit No.         Exhibit                                                 Page
-----------         -------                                                 ----

  99.1              Press Release dated July 25, 2002

  99.2 Script for investor and analyst conference call held on July 25, 2002






































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